Exhibit 10.1

THIRTEENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 28, 2018

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,

and PNC BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

WELLS FARGO BANK, N.A. and

BARCLAYS BANK PLC,

as Co-Documentation Agents

THIRTEENTH

AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 28, 2018, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party hereto.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016, an Eighth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2017, a Ninth Amendment to Amended and Restated Credit Agreement dated as of May 4, 2017, a Tenth Amendment to Amended and Restated Credit Agreement dated as of October 4, 2017, an Eleventh Amendment to Amended and Restated Credit Agreement dated as of November 21, 2017, and a Twelfth Amendment to Amended and Restated Credit Agreement dated as of May 21, 2018 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Thirteenth Amendment Effective Date, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Modification Papers” means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“Thirteenth Amendment Effective Date” has the meaning set forth in Section 2.

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (the first day of satisfaction of all such conditions herein, the “Thirteenth Amendment Effective Date”):

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(a) Thirteenth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

(b) Fees and Expenses. Administrative Agent shall have received payment of all invoiced out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3. Amendments to Original Credit Agreement. On the Thirteenth Amendment Effective Date, the Original Credit Agreement shall be amended as follows:

(a) A new Section 1.07 shall be added to the Original Credit Agreement to read in its entirety as follows:

“1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(b) Clause (g) of Section 8.06 of the Original Credit Agreement shall be amended read in its entirety as follows:

“(g) Borrower and each Subsidiary may directly or indirectly purchase, redeem or otherwise acquire Equity Interests issued by it, provided that immediately before and after giving effect thereto, (i) no Default, Event of Default or Borrowing Base deficiency exists, (ii) Liquidity (after giving proforma effect to such purchase, redemption or acquisition) is not less than 15% of the then-existing Aggregate Commitments, and (iii) the proforma ratio of Net Funded Debt to EBITDAX of the Loan Parties on a consolidated basis does not exceed 3.00 to 1.00;”

4. Reaffirmation of Borrowing Base. The Borrowing Base as of the Thirteenth Amendment Effective Date shall be reaffirmed at $1,400,000,000. This reaffirmation shall constitute the periodic determination scheduled to occur as of October 1, 2018 under Section 4.02 of the Credit Agreement, and the Borrowing Base as reaffirmed shall remain in effect until next redetermined pursuant to the terms of the Credit Agreement.

5. Certain Representations. Borrower represents and warrants that, as of the Thirteenth Amendment Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no

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Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Thirteenth Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

6. No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

7. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment.

8. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

12. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE

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FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

THIRTEENTH AMENDMENT – Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Keri Crowell
Keri Crowell
Chief Financial Officer

THIRTEENTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Administrative Agent and L/C Issuer

By: /s/ Ryan Knape

Name:	Ryan Knape

Title:	Director

LENDERS:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By: /s/ Ryan Knape

Name:	Ryan Knape

Title:	Director

THIRTEENTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean

Name:	George E. McKean
Title:	Senior Vice President

THIRTEENTH AMENDMENT – Signature Page S-3

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar

Name:	Sandra Salazar
Title:	Managing Director

THIRTEENTH AMENDMENT – Signature Page S-4

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin

Name:	Andrew Griffin
Title:	Authorized Signatory

THIRTEENTH AMENDMENT – Signature Page S-5

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis
Title:	Director

THIRTEENTH AMENDMENT – Signature Page S-6

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew W. Coleman

Name:	Matthew W. Coleman
Title:	Director

THIRTEENTH AMENDMENT – Signature Page S-7

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate

Name:	Gabriela Azcarate
Title:	Senior Vice President

THIRTEENTH AMENDMENT – Signature Page S-8

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas T. Hartford

Name:	Nicholas T. Hartford
Title:	Vice President

THIRTEENTH AMENDMENT – Signature Page S-9

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Arina Mavilian

Name:	Arina Mavilian
Title:	Authorized Signatory

THIRTEENTH AMENDMENT – Signature Page S-10

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ David Pichut

Name:	David Pichut
Title:	Senior Associate

THIRTEENTH AMENDMENT – Signature Page S-11

Zions Bancorporation, N.A. dba Amegy Bank, as a Lender

By:	/s/ Jill McSorley

Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

THIRTEENTH AMENDMENT – Signature Page S-12

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Managing Director

THIRTEENTH AMENDMENT – Signature Page S-13

IBERIABANK, as a Lender

By:	/s/ Moni Collins

Name:	Moni Collins
Title:	Senior Vice President

THIRTEENTH AMENDMENT – Signature Page S-14

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Jack Kuhns

Name:	Jack Kuhns
Title:	Vice President

THIRTEENTH AMENDMENT – Signature Page S-15

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger

Name:	John Krenger
Title:	Vice President

THIRTEENTH AMENDMENT – Signature Page S-16

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer

Name:	Thomas Kleiderer
Title:	Director

THIRTEENTH AMENDMENT – Signature Page S-17

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson

Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Megan Larson

Name:	Megan Larson
Title:	Authorized Signatory

THIRTEENTH AMENDMENT – Signature Page S-18

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Farhan Iqbal

Name:	FARHAN IQBAL
Title:	Senior Vice President

THIRTEENTH AMENDMENT – Signature Page S-19